

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating Partners 1992-C, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended March 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   MAR-31-1998
<CASH>                                         413,815
<SECURITIES>                                   0
<RECEIVABLES>                                  730,013
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               1,162,456
<PP&E>                                         12,917,756
<DEPRECIATION>                                 (10,206,571)
<TOTAL-ASSETS>                                 4,258,939
<CURRENT-LIABILITIES>                          152,012
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     3,636,938
<TOTAL-LIABILITY-AND-EQUITY>                   4,258,939
<SALES>                                        297,958
<TOTAL-REVENUES>                               307,241
<CGS>                                          0
<TOTAL-COSTS>                                  252,618<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,830
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,830
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,830
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes gene al and administrative and interest expense.


